UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2020

Enviva Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 Wisconsin Ave, Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 31, 2020, Enviva Pellets Waycross Holdings, LLC (“Waycross Holdings”), a wholly owned subsidiary of Enviva Partners, LP (the “Partnership”), RWE Generation SE, a societas europaea formed under the laws of the Federal Republic of Germany (as assignee of innogy SE, a societas europaea formed under the laws of the Federal Republic of Germany), and innogy Renewables Beteiligungs GMBH, a Gesellschaft mit beschränkter Haftung formed under the laws of the Federal Republic of Germany (to be known as RWE Renewables Beteiligungs GMBH), consummated the transactions contemplated by the previously announced Membership Interest Purchase and Sale Agreement dated June 18, 2020, pursuant to which Waycross Holdings acquired all of the limited liability company interests in Georgia Biomass Holding LLC, a Georgia limited liability company and the indirect owner of a wood pellet production plant in Waycross, Georgia (the “Waycross plant”), for a purchase price of $175.0 million in cash, subject to customary adjustments (the “Georgia Biomass Acquisition”).

Item 7.01. Regulation FD.

On August 3, 2020, the Partnership issued a press release announcing the completion of the Georgia Biomass Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (this “Current Report”), including Exhibit 99.1, is being “furnished” and shall not be deemed to be “filed” by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this Item 9.01 will be filed by amendment to this Current Report within 71 calendar days after the date on which this Current Report is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by this Item 9.01 will be filed by amendment to this Current Report within 71 calendar days after the date on which this Current Report is required to be filed.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release titled “Enviva Completes Acquisition of Georgia Biomass and its Waycross Production Plant,” dated August 3, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, as its sole general partner

Date: August 3, 2020
	By:	/s/ Jason E. Paral
	Name:	Jason E. Paral
	Title:	Vice President, Associate General Counsel, Chief
Compliance Officer and Secretary